Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Record 4Q21 & FY21 Financial Results
•Record Quarterly Revenues; 19.4% Increase
•Record Quarterly Diluted Earnings Per Common Share from Continuing Operations; 69.0% Increase
•Completed Largest Acquisition in Company History
•FY21 Common Share Repurchases of 1,103,417 Common Shares for $210.6 Million; ~6.0% of Common Shares
HOUSTON, TX, February 10, 2022 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 202 dealerships located in the U.S. and U.K., today reported the highest fourth quarter revenue and earnings per share in company history.
“The record profits achieved in 2021 were a function of an agile management team responding to constant challenges created by the pandemic, along with a very powerful service operation and strong cost control,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer. “Despite these choppy operational waters, I am very pleased that we were able to dramatically increase the size of our company with the acquisition of $2.5 billion in additional annual revenues, while at the same time returning significant capital to our shareholders via share repurchases. The acquisition of the Prime Auto Group in the northeastern U.S., along with the pending sale of our Brazilian operations, which is scheduled to close in Q2, puts us in a strong position to continue this type of flexible capital allocation in the year ahead.”
Financial Reporting Revisions for Pending Disposition of Brazilian Operations
On November 12, 2021, the Company announced the expected disposition of its Brazilian operations. Until closing, the related assets, liabilities and operating results will be reported as discontinued operations and excluded from continuing operations for all periods presented. As a result of the transaction, the Company will no longer report Brazil as a separate reportable segment and will only present the remaining United States and United Kingdom reportable segments. Corporate-related overhead costs are recorded separately and included in consolidated continuing operations. The sale is expected to result in a non-cash loss of $77.5 million, due to non-cash historical foreign exchange translation adjustments of $125.7 million recorded within Accumulated Other Comprehensive Income, which are required to be recognized in earnings upon sale of a foreign entity. The Brazilian Real (“BRL”) to U.S. Dollar (“USD”) foreign exchange rate devalued from the date of our original acquisition, from approximately $1 USD to $2 BRL in February 2013 to approximately $1 USD to $5 BRL in December 2021.
Fourth Quarter 2021 and Full Year 2021 Results Overview – Continuing and Discontinued Operations
Fourth quarter 2021 (“current quarter”) and full year 2021 (“current year”) net income were $87.1 million and $552.1 million, respectively. Current quarter and current year adjusted net income (a non-GAAP measure) were $171.7 million and $642.1 million, respectively.
Current quarter and current year diluted earnings per common share were $4.84 and $30.11, respectively. Current quarter and current year adjusted diluted earnings per common share (a non-GAAP measure) were $9.54 and $35.02, respectively.
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.

Fourth Quarter 2021 Results Overview – Continuing Operations
Current quarter total revenues were $3.5 billion, a 19.4% increase compared to total revenues of $2.9 billion for the fourth quarter of 2020 (“prior year quarter”).
Current quarter net income from continuing operations was $163.2 million, a 65.2% increase compared to net income from continuing operations of $98.8 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $169.9 million, a 64.8% increase compared to adjusted net income from continuing operations of $103.1 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $9.06, a 69.0% increase over diluted earnings per common share from continuing operations of $5.36 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was an all-time quarterly record of $9.43, a 68.6% increase over adjusted diluted earnings per common share from continuing operations of $5.59 for the prior year quarter. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations excludes adjusted diluted earnings per common share from discontinued operations of $0.10 and $0.07, respectively.

Fourth Quarter 2021 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	4Q21	Change	4Q21	Change
Total revenues	$3.5B	+19.4%	$3.1B	+9.3%
Total gross profit (“GP”)	$671.2M	+42.5%	$607.1M	+30.8%
New Vehicle (“NV”) Gross Margin (“GM”)	11.5%	+5.0%	11.6%	+5.1%
NV units sold	35,573	(3.5)%	31,441	(13.6)%
NV GP per retail unit (“PRU”)	$5,441	+98.5%	$5,473	+100.3%
Used vehicle (“UV”) GM	8.0%	+2.0%	7.9%	+1.9%
UV units sold	37,298	+10.2%	34,088	+2.2%
UV GP PRU	$2,428	+71.4%	$2,421	+69.4%
Parts & service (“P&S”) GP $	$232.2M	+20.5%	$210.6M	+11.2%
P&S GM	52.9%	(1.8)%	52.7%	(1.9)%
Finance and Insurance (“F&I”) revenues	$150.1M	+17.6%	$137.6M	+9.0%
F&I GP PRU	$2,060	+14.1%	$2,099	+16.0%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	62.7%	+107bps	62.3%	-26bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	61.9%	-141bps	61.2%	-189bps
Full Year 2021 Results Overview — Continuing Operations
Current year total revenues were $13.5 billion, a 27.2% increase compared to total revenues of $10.6 billion for the full year 2020 (“prior year”).
Current year net income from continuing operations was $625.4 million, a 110.8% increase compared to net income from continuing operations of $296.7 million for the prior year. Full year 2021 adjusted net income from continuing operations (a non-GAAP measure) was $633.7 million, a 90.3% increase compared to adjusted net income from continuing operations of $333.0 million for the prior year.
Current year diluted earnings per common share from continuing operations was $34.11, a 112.3% increase over diluted earnings per common share from continuing operations of $16.06 for the prior year. Current year adjusted net income per diluted common share from continuing operations (a non-GAAP measure) was $34.55, a 91.6% increase over adjusted diluted earnings per common share from continuing operations of $18.03 for the prior year. Current year and prior year adjusted diluted earnings per common share from continuing operations excludes adjusted diluted earnings per common share from discontinued operations of $0.46 and $0.03, respectively.

Full Year 2021 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	FY21	Change	FY21	Change
Total revenues	$13.5B	+27.2%	$13.0B	+24.1%
Total GP	$2.4B	+40.7%	$2.4B	+37.4%
NV GM	9.4%	+3.5%	9.3%	+3.5%
NV units sold	146,072	+8.4%	140,113	+5.2%
NV GP PRU	$4,181	+76.4%	$4,167	+75.9%
UV GM	8.0%	+1.3%	8.0%	+1.2%
UV units sold	161,857	+17.7%	156,251	+15.3%
UV GP PRU	$2,189	+46.8%	$2,182	+45.4%
P&S GP	$869.4M	+18.0%	$836.3M	+15.5%
P&S GM	54.6%	+0.4%	54.6%	+0.4%
F&I revenues	$581.4M	+25.6%	$565.1M	+23.4%
F&I GP PRU	$1,888	+11.0%	$1,907	+11.9%
SG&A expenses as a % of GP	60.5%	-512bps	60.2%	-541bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	60.3%	-517bps	59.9%	-525bps
Share Repurchase
During the current quarter, the Company repurchased 978,348 shares at an average price per common share of $196.20, for a total of $191.9 million. During the current year, the Company repurchased 1,103,417 common shares, representing approximately 6.0% of the Company’s outstanding common shares, at an average price of $190.82, for a total of $210.6 million. The Company has $74.3 million remaining on its Board authorized common share repurchase program. As of December 31, 2021, the Company had 17.2 million common shares outstanding. Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development - Fourth Quarter 2021
In October 2021, the Company acquired two dealerships in Texas and one in California, which are expected to generate approximately $235 million in annualized revenues.
In November 2021, the Company completed the purchase of substantially all the assets, including real estate, of 28 Prime Automotive Group dealerships (41 franchises) and three collision centers. These stores are anticipated to generate $1.8 billion in annual revenues. The Company also announced the pending sale of its Brazilian operations in November 2021. This sale is scheduled to close in the second quarter of 2022.
Corporate Development - Full Year 2021
In the current year, Group 1 has completed acquisitions representing an expected $2.5 billion of acquired annual revenues, inclusive of the activity noted above, growing the Company's portfolio by 58 franchises, and the Company also disposed of six franchises, which generated approximately $155 million in trailing-twelve-month revenues. These transactions represent a net $2.3 billion of expected acquired annual revenues.

Fourth Quarter & Full Year 2021 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter & full year 2021 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Conference ID: 7489926
A telephonic replay will be available following the call through February 17, 2022, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay ID: 5383151
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 202 automotive dealerships, 268 franchises, and 46 collision centers in the United States and the United Kingdom that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 on our business, (j) the impacts of any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,676.2	$1,552.0	$124.1	8.0%
Used vehicle retail sales	1,136.6	806.5	330.0	40.9%
Used vehicle wholesale sales	87.7	83.1	4.6	5.6%
Parts and service sales	439.0	352.7	86.3	24.5%
Finance, insurance and other, net	150.1	127.7	22.4	17.6%
Total revenues	3,489.6	2,922.0	567.6	19.4%
COST OF SALES:
New vehicle retail sales	1,482.6	1,451.0	31.6	2.2%
Used vehicle retail sales	1,046.0	758.6	287.4	37.9%
Used vehicle wholesale sales	82.9	81.4	1.5	1.9%
Parts and service sales	206.8	159.9	46.8	29.3%
Total cost of sales	2,818.3	2,450.9	367.4	15.0%
GROSS PROFIT	671.2	471.1	200.1	42.5%
Selling, general and administrative expenses	420.9	290.4	130.5	44.9%
Depreciation and amortization expense	20.6	18.7	1.9	10.1%
Asset impairments	—	13.9	(13.9)	(100.0)%
INCOME FROM OPERATIONS	229.7	148.1	81.6	55.1%
Floorplan interest expense	7.2	8.4	(1.2)	(14.7)%
Other interest expense, net	16.0	13.4	2.6	19.3%
INCOME BEFORE INCOME TAXES	206.5	126.2	80.3	63.6%
Provision for income taxes	43.3	27.4	15.9	57.8%
Net income from continuing operations	163.2	98.8	64.4	65.2%
Net (loss) income from discontinued operations	(76.1)	1.3	(77.4)	(5,973.6)%
NET INCOME	$87.1	$100.1	$(13.0)	(13.0)%
Less: Earnings allocated to participating securities	2.9	3.6	(0.6)	(18.0)%
Net income available to diluted common shares	$84.2	$96.5	$(12.4)	(12.8)%
Diluted earnings per share from continuing operations	$9.06	$5.36	$3.70	69.0%
Diluted (loss) earnings per share from discontinued operations	$(4.23)	$0.07	$(4.31)	(6,121.9)%
DILUTED EARNINGS PER SHARE	$4.84	$5.43	$(0.60)	(11.0)%
Weighted average dilutive common shares outstanding	17.4	17.8	(0.4)	(2.1)%
Weighted average participating securities	0.6	0.7	—	(7.4)%
Total weighted average shares	18.0	18.4	(0.4)	(2.3)%
Effective tax rate on continuing operations	21.0%	21.7%	(0.8)%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Years Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$6,504.8	$5,428.4	$1,076.3	19.8%
Used vehicle retail sales	4,438.8	3,055.6	1,383.2	45.3%
Used vehicle wholesale sales	365.7	295.8	69.9	23.6%
Parts and service sales	1,591.2	1,357.4	233.7	17.2%
Finance, insurance and other, net	581.4	463.0	118.5	25.6%
Total revenues	13,481.9	10,600.2	2,881.7	27.2%
COST OF SALES:
New vehicle retail sales	5,894.0	5,109.1	784.9	15.4%
Used vehicle retail sales	4,084.6	2,850.7	1,233.9	43.3%
Used vehicle wholesale sales	340.9	285.6	55.3	19.3%
Parts and service sales	721.8	620.8	101.0	16.3%
Total cost of sales	11,041.2	8,866.1	2,175.1	24.5%
GROSS PROFIT	2,440.7	1,734.1	706.6	40.7%
Selling, general and administrative expenses	1,477.2	1,138.2	338.9	29.8%
Depreciation and amortization expense	77.4	73.5	3.9	5.3%
Asset impairments	1.7	26.7	(25.0)	(93.6)%
INCOME FROM OPERATIONS	884.4	495.7	388.7	78.4%
Floorplan interest expense	27.6	39.2	(11.6)	(29.5)%
Other interest expense, net	55.8	61.9	(6.1)	(9.8)%
Loss on extinguishment of debt	—	13.7	(13.7)	(100.0)%
INCOME BEFORE INCOME TAXES	800.9	380.8	420.1	110.3%
Provision for income taxes	175.5	84.2	91.3	108.5%
Net income from continuing operations	625.4	296.7	328.8	110.8%
Net loss from discontinued operations	(73.3)	(10.2)	(63.1)	619.6%
NET INCOME	$552.1	$286.5	$265.6	92.7%
Less: Earnings allocated to participating securities	18.5	10.3	8.3	80.4%
Net income available to diluted common shares	$533.6	$276.2	$257.4	93.2%
Diluted earnings per share from continuing operations	$34.11	$16.06	$18.04	112.3%
Diluted loss per share from discontinued operations	$(4.00)	$(0.55)	$(3.45)	623.5%
DILUTED EARNINGS PER SHARE	$30.11	$15.51	$14.60	94.1%
Weighted average dilutive common shares outstanding	17.7	17.8	(0.1)	(0.5)%
Weighted average participating securities	0.6	0.7	—	(6.9)%
Total weighted average shares	18.3	18.5	(0.1)	(0.7)%
Effective tax rate on continuing operations	21.9%	22.1%	(0.2)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

	December 31, 2021	December 31, 2020	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$14.9	$69.0	$(54.0)	(78.4)%
Inventories, net	$1,073.1	$1,446.4	$(373.3)	(25.8)%
Floorplan notes payable, net (1)	$531.0	$1,087.2	$(556.2)	(51.2)%
Total debt	$2,035.7	$1,336.6	$699.2	52.3%
Total equity	$1,825.2	$1,449.6	$375.7	25.9%
(1) Amounts are net of offset accounts of $271.9 and $176.4, respectively.

	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	81.6%	83.0%	80.9%	78.0%
United Kingdom	18.4%	17.0%	19.1%	22.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	21.5%	26.3%	24.6%	23.6%
Volkswagen/Audi/Porsche/SEAT/SKODA	13.8%	13.8%	15.4%	15.5%
BMW/MINI	15.5%	11.1%	12.3%	11.0%
Ford/Lincoln	9.7%	10.3%	8.9%	10.9%
Honda/Acura	8.5%	8.2%	8.6%	8.1%
Chevrolet/GMC/Buick/Cadillac	5.7%	8.4%	6.6%	7.9%
Nissan	6.1%	4.9%	5.8%	5.3%
Hyundai/Kia/Genesis	4.7%	4.5%	5.3%	4.5%
Mercedes-Benz/smart/Sprinter	5.3%	5.0%	4.8%	5.4%
Chrysler/Dodge/Jeep/RAM	5.0%	4.6%	4.3%	4.3%
Jaguar/Land Rover	1.1%	1.6%	1.6%	2.0%
Other	3.0%	1.4%	1.8%	1.5%
	100.0%	100.0%	100.0%	100.0%

	December 31, 2021	December 31, 2020
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	12	53
Used vehicle inventory	42	36
U.S.
New vehicle inventory	9	48
Used vehicle inventory	36	32
U.K.
New vehicle inventory	33	102
Used vehicle inventory	66	52
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,676.2	$1,552.0	$124.1	8.0%	$6.4	7.6%
Used vehicle retail sales	1,136.6	806.5	330.0	40.9%	6.2	40.2%
Used vehicle wholesale sales	87.7	83.1	4.6	5.6%	0.8	4.7%
Total used	1,224.3	889.6	334.7	37.6%	7.0	36.8%
Parts and service sales	439.0	352.7	86.3	24.5%	1.3	24.1%
F&I, net	150.1	127.7	22.4	17.6%	0.3	17.4%
Total revenues	$3,489.6	$2,922.0	$567.6	19.4%	$14.9	18.9%
Gross profit:
New vehicle retail sales	$193.6	$101.1	$92.5	91.5%	$0.3	91.2%
Used vehicle retail sales	90.6	47.9	42.6	88.9%	0.5	87.9%
Used vehicle wholesale sales	4.8	1.7	3.1	NM	0.1	NM
Total used	95.4	49.6	45.7	92.2%	0.6	90.9%
Parts and service sales	232.2	192.7	39.5	20.5%	0.8	20.1%
F&I, net	150.1	127.7	22.4	17.6%	0.3	17.4%
Total gross profit	$671.2	$471.1	$200.1	42.5%	$1.9	42.1%
Gross margin:
New vehicle retail sales	11.5%	6.5%	5.0%
Used vehicle retail sales	8.0%	5.9%	2.0%
Used vehicle wholesale sales	5.5%	2.0%	3.4%
Total used	7.8%	5.6%	2.2%
Parts and service sales	52.9%	54.6%	(1.8)%
Total gross margin	19.2%	16.1%	3.1%
Units sold:
Retail new vehicles sold	35,573	36,870	(1,297)	(3.5)%
Retail used vehicles sold	37,298	33,843	3,455	10.2%
Wholesale used vehicles sold	8,218	10,441	(2,223)	(21.3)%
Total used	45,516	44,284	1,232	2.8%
Average sales price per unit sold:
New vehicle retail	$47,119	$42,095	$5,024	11.9%	$179	11.5%
Used vehicle retail	$30,472	$23,831	$6,641	27.9%	$166	27.2%
Gross profit per unit sold:
New vehicle retail sales	$5,441	$2,741	$2,700	98.5%	$8	98.2%
Used vehicle retail sales	$2,428	$1,416	$1,012	71.4%	$13	70.5%
Used vehicle wholesale sales	$585	$161	$423	NM	$16	NM
Total used	$2,095	$1,120	$975	87.0%	$14	85.8%
F&I PRU	$2,060	$1,806	$254	14.1%	$3	13.9%
Other:
SG&A expenses	$420.9	$290.4	$130.5	44.9%	$1.5	44.4%
Adjusted SG&A expenses (1)	$415.8	$298.5	$117.3	39.3%	$1.4	38.8%
SG&A as % gross profit	62.7%	61.6%	1.1%
Adjusted SG&A as % gross profit (1)	61.9%	63.4%	(1.4)%
Operating margin %	6.6%	5.1%	1.5%
Adjusted operating margin % (1)	6.7%	5.3%	1.5%
Pretax margin %	5.9%	4.3%	1.6%
Adjusted pretax margin % (1)	6.2%	4.5%	1.6%
Floorplan expense:
Floorplan interest expense	$7.2	$8.4	$(1.2)	(14.7)%	$—	(15.0)%
Less: Floorplan assistance (2)	13.6	14.3	(0.7)	(5.0)%	—	(5.0)%
Net floorplan expense	$(6.4)	$(5.9)	$(0.5)		$—
Adjusted floorplan interest expense (1)	$3.8	$8.4	$(4.6)	(54.8)%	$—	(55.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$6,504.8	$5,428.4	$1,076.3	19.8%	$77.3	18.4%
Used vehicle retail sales	4,438.8	3,055.6	1,383.2	45.3%	68.2	43.0%
Used vehicle wholesale sales	365.7	295.8	69.9	23.6%	8.1	20.9%
Total used	4,804.6	3,351.4	1,453.1	43.4%	76.3	41.1%
Parts and service sales	1,591.2	1,357.4	233.7	17.2%	14.0	16.2%
F&I, net	581.4	463.0	118.5	25.6%	3.6	24.8%
Total revenues	$13,481.9	$10,600.2	$2,881.7	27.2%	$172.1	25.6%
Gross profit:
New vehicle retail sales	$610.8	$319.4	$291.4	91.3%	$4.9	89.7%
Used vehicle retail sales	354.2	205.0	149.3	72.8%	4.5	70.6%
Used vehicle wholesale sales	24.9	10.2	14.7	144.2%	0.6	138.7%
Total used	379.1	215.1	164.0	76.2%	5.1	73.9%
Parts and service sales	869.4	736.7	132.7	18.0%	8.4	16.9%
F&I, net	581.4	463.0	118.5	25.6%	3.6	24.8%
Total gross profit	$2,440.7	$1,734.1	$706.6	40.7%	$21.9	39.5%
Gross margin:
New vehicle retail sales	9.4%	5.9%	3.5%
Used vehicle retail sales	8.0%	6.7%	1.3%
Used vehicle wholesale sales	6.8%	3.4%	3.4%
Total used	7.9%	6.4%	1.5%
Parts and service sales	54.6%	54.3%	0.4%
Total gross margin	18.1%	16.4%	1.7%
Units sold:
Retail new vehicles sold	146,072	134,706	11,366	8.4%
Retail used vehicles sold	161,857	137,502	24,355	17.7%
Wholesale used vehicles sold	39,486	40,330	(844)	(2.1)%
Total used	201,343	177,832	23,511	13.2%
Average sales price per unit sold:
New vehicle retail	$44,531	$40,298	$4,233	10.5%	$529	9.2%
Used vehicle retail	$27,424	$22,223	$5,202	23.4%	$421	21.5%
Gross profit per unit sold:
New vehicle retail sales	$4,181	$2,371	$1,811	76.4%	$34	75.0%
Used vehicle retail sales	$2,189	$1,491	$698	46.8%	$28	45.0%
Used vehicle wholesale sales	$630	$253	$377	149.4%	$14	143.8%
Total used	$1,883	$1,210	$673	55.6%	$25	53.6%
F&I PRU	$1,888	$1,701	$187	11.0%	$12	10.3%
Other:
SG&A expenses	$1,477.2	$1,138.2	$338.9	29.8%	$15.2	28.4%
Adjusted SG&A expenses (1)	$1,470.7	$1,134.5	$336.2	29.6%	$15.0	28.3%
SG&A as % gross profit	60.5%	65.6%	(5.1)%
Adjusted SG&A as % gross profit (1)	60.3%	65.4%	(5.2)%
Operating margin %	6.6%	4.7%	1.9%
Adjusted operating margin % (1)	6.6%	5.0%	1.7%
Pretax margin %	5.9%	3.6%	2.3%
Adjusted pretax margin % (1)	6.0%	4.0%	2.0%
Floorplan expense:
Floorplan interest expense	$27.6	$39.2	$(11.6)	(29.5)%	$0.4	(30.5)%
Less: Floorplan assistance (2)	54.2	47.3	6.9	14.5%	—	14.5%
Net floorplan expense	$(26.5)	$(8.1)	$(18.5)		$0.4
Adjusted floorplan interest expense (1)	$22.9	$39.2	$(16.4)	(41.8)%	$0.4	(42.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,412.5	$1,330.3	$82.3	6.2%
Used vehicle retail sales	874.6	629.1	245.5	39.0%
Used vehicle wholesale sales	52.6	47.3	5.3	11.1%
Total used	927.2	676.4	250.8	37.1%
Parts and service sales	379.4	297.4	82.0	27.6%
F&I, net	135.6	116.1	19.4	16.7%
Total revenues	$2,854.7	$2,420.1	$434.5	18.0%
Gross profit:
New vehicle retail sales	$170.8	$88.8	$82.0	92.3%
Used vehicle retail sales	71.0	37.1	33.9	91.5%
Used vehicle wholesale sales	3.7	1.6	2.2	139.6%
Total used	74.8	38.6	36.1	93.4%
Parts and service sales	197.1	161.3	35.7	22.1%
F&I, net	135.6	116.1	19.4	16.7%
Total gross profit	$578.1	$404.9	$173.2	42.8%
Gross margin:
New vehicle retail sales	12.1%	6.7%	5.4%
Used vehicle retail sales	8.1%	5.9%	2.2%
Used vehicle wholesale sales	7.1%	3.3%	3.8%
Total used	8.1%	5.7%	2.3%
Parts and service sales	51.9%	54.3%	(2.3)%
Total gross margin	20.3%	16.7%	3.5%
Units sold:
Retail new vehicles sold	29,028	30,610	(1,582)	(5.2)%
Retail used vehicles sold	29,266	26,917	2,349	8.7%
Wholesale used vehicles sold	4,986	6,307	(1,321)	(20.9)%
Total used	34,252	33,224	1,028	3.1%
Average sales price per unit sold:
New vehicle retail	$48,661	$43,459	$5,202	12.0%
Used vehicle retail	$29,883	$23,371	$6,513	27.9%
Gross profit per unit sold:
New vehicle retail sales	$5,883	$2,901	$2,982	102.8%
Used vehicle retail sales	$2,427	$1,378	$1,049	76.1%
Used vehicle wholesale sales	$748	$247	$501	NM
Total used	$2,182	$1,163	$1,019	87.6%
F&I PRU	$2,325	$2,018	$307	15.2%
Other:
SG&A expenses	$352.0	$241.0	$110.9	46.0%
Adjusted SG&A expenses (1)	$346.8	$246.9	$99.9	40.5%
SG&A as % gross profit	60.9%	59.5%	1.4%
Adjusted SG&A as % gross profit (1)	60.0%	61.0%	(1.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$5,371.4	$4,406.6	$964.9	21.9%
Used vehicle retail sales	3,356.3	2,348.5	1,007.8	42.9%
Used vehicle wholesale sales	232.2	169.4	62.7	37.0%
Total used	3,588.5	2,517.9	1,070.5	42.5%
Parts and service sales	1,361.4	1,162.6	198.8	17.1%
F&I, net	525.0	416.3	108.6	26.1%
Total revenues	$10,846.3	$8,503.4	$2,342.9	27.6%
Gross profit:
New vehicle retail sales	$533.4	$272.4	$261.0	95.8%
Used vehicle retail sales	281.8	162.8	118.9	73.0%
Used vehicle wholesale sales	17.3	7.7	9.6	123.9%
Total used	299.0	170.5	128.5	75.3%
Parts and service sales	732.1	626.8	105.4	16.8%
F&I, net	525.0	416.3	108.6	26.1%
Total gross profit	$2,089.5	$1,486.0	$603.5	40.6%
Gross margin:
New vehicle retail sales	9.9%	6.2%	3.7%
Used vehicle retail sales	8.4%	6.9%	1.5%
Used vehicle wholesale sales	7.4%	4.6%	2.9%
Total used	8.3%	6.8%	1.6%
Parts and service sales	53.8%	53.9%	(0.1)%
Total gross margin	19.3%	17.5%	1.8%
Units sold:
Retail new vehicles sold	118,211	105,022	13,189	12.6%
Retail used vehicles sold	125,409	108,411	16,998	15.7%
Wholesale used vehicles sold	24,790	24,679	111	0.4%
Total used	150,199	133,090	17,109	12.9%
Average sales price per unit sold:
New vehicle retail	$45,439	$41,959	$3,481	8.3%
Used vehicle retail	$26,763	$21,663	$5,100	23.5%
Gross profit per unit sold:
New vehicle retail sales	$4,512	$2,593	$1,918	74.0%
Used vehicle retail sales	$2,247	$1,502	$745	49.6%
Used vehicle wholesale sales	$697	$313	$384	122.9%
Total used	$1,991	$1,281	$710	55.4%
F&I PRU	$2,155	$1,951	$204	10.5%
Other:
SG&A expenses	$1,234.9	$947.0	$287.9	30.4%
Adjusted SG&A expenses (1)	$1,229.6	$942.3	$287.3	30.5%
SG&A as % gross profit	59.1%	63.7%	(4.6)%
Adjusted SG&A as % gross profit (1)	58.8%	63.4%	(4.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$263.6	$221.7	$41.9	18.9%	$6.4	16.0%
Used vehicle retail sales	262.0	177.4	84.5	47.6%	6.2	44.1%
Used vehicle wholesale sales	35.2	35.8	(0.6)	(1.7)%	0.8	(3.9)%
Total used	297.1	213.2	83.9	39.4%	7.0	36.1%
Parts and service sales	59.6	55.3	4.3	7.7%	1.3	5.3%
F&I, net	14.6	11.6	3.0	25.9%	0.3	23.7%
Total revenues	$634.9	$501.9	$133.1	26.5%	$14.9	23.5%
Gross profit:
New vehicle retail sales	$22.8	$12.3	$10.5	85.8%	$0.3	83.5%
Used vehicle retail sales	19.5	10.8	8.7	80.1%	0.5	75.5%
Used vehicle wholesale sales	1.1	0.1	0.9	NM	0.1	NM
Total used	20.6	11.0	9.6	87.7%	0.6	82.0%
Parts and service sales	35.1	31.4	3.7	11.9%	0.8	9.5%
F&I, net	14.6	11.6	3.0	25.9%	0.3	23.7%
Total gross profit	$93.1	$66.2	$26.9	40.6%	$1.9	37.8%
Gross margin:
New vehicle retail sales	8.6%	5.5%	3.1%
Used vehicle retail sales	7.5%	6.1%	1.3%
Used vehicle wholesale sales	3.1%	0.4%	2.7%
Total used	6.9%	5.1%	1.8%
Parts and service sales	59.0%	56.7%	2.2%
Total gross margin	14.7%	13.2%	1.5%
Units sold:
Retail new vehicles sold	6,545	6,260	285	4.6%
Retail used vehicles sold	8,032	6,926	1,106	16.0%
Wholesale used vehicles sold	3,232	4,134	(902)	(21.8)%
Total used	11,264	11,060	204	1.8%
Average sales price per unit sold:
New vehicle retail	$40,279	$35,423	$4,856	13.7%	$971	11.0%
Used vehicle retail	$32,619	$25,620	$6,998	27.3%	$772	24.3%
Gross profit per unit sold:
New vehicle retail sales	$3,482	$1,959	$1,522	77.7%	$43	75.5%
Used vehicle retail sales	$2,431	$1,566	$866	55.3%	$61	51.3%
Used vehicle wholesale sales	$333	$32	$302	NM	$41	NM
Total used	$1,829	$992	$837	84.3%	$56	78.7%
F&I PRU	$999	$878	$122	13.9%	$17	11.9%
Other:
SG&A expenses	$69.0	$49.4	$19.6	39.7%	$1.5	36.7%
Adjusted SG&A expenses (1)	$69.0	$51.6	$17.4	33.7%	$1.4	31.0%
SG&A as % gross profit	74.1%	74.6%	(0.5)%
Adjusted SG&A as % gross profit (1)	74.1%	77.9%	(3.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,133.3	$1,021.8	$111.5	10.9%	$77.3	3.3%
Used vehicle retail sales	1,082.5	707.2	375.4	53.1%	68.2	43.4%
Used vehicle wholesale sales	133.6	126.4	7.2	5.7%	8.1	(0.7)%
Total used	1,216.1	833.5	382.6	45.9%	76.3	36.7%
Parts and service sales	229.8	194.8	34.9	17.9%	14.0	10.7%
F&I, net	56.4	46.6	9.8	21.0%	3.6	13.3%
Total revenues	$2,635.6	$2,096.8	$538.8	25.7%	$172.1	17.5%
Gross profit:
New vehicle retail sales	$77.4	$47.0	$30.4	64.8%	$4.9	54.3%
Used vehicle retail sales	72.5	42.1	30.4	72.1%	4.5	61.4%
Used vehicle wholesale sales	7.6	2.5	5.1	NM	0.6	NM
Total used	80.1	44.6	35.5	79.6%	5.1	68.2%
Parts and service sales	137.3	109.9	27.4	24.9%	8.4	17.3%
F&I, net	56.4	46.6	9.8	21.0%	3.6	13.3%
Total gross profit	$351.2	$248.1	$103.1	41.5%	$21.9	32.7%
Gross margin:
New vehicle retail sales	6.8%	4.6%	2.2%
Used vehicle retail sales	6.7%	6.0%	0.7%
Used vehicle wholesale sales	5.7%	1.9%	3.7%
Total used	6.6%	5.3%	1.2%
Parts and service sales	59.7%	56.4%	3.3%
Total gross margin	13.3%	11.8%	1.5%
Units sold:
Retail new vehicles sold	27,861	29,684	(1,823)	(6.1)%
Retail used vehicles sold	36,448	29,091	7,357	25.3%
Wholesale used vehicles sold	14,696	15,651	(955)	(6.1)%
Total used	51,144	44,742	6,402	14.3%
Average sales price per unit sold:
New vehicle retail	$40,678	$34,424	$6,254	18.2%	$2,776	10.1%
Used vehicle retail	$29,701	$24,309	$5,392	22.2%	$1,871	14.5%
Gross profit per unit sold:
New vehicle retail sales	$2,779	$1,583	$1,196	75.6%	$177	64.4%
Used vehicle retail sales	$1,988	$1,448	$540	37.3%	$124	28.8%
Used vehicle wholesale sales	$516	$157	$359	NM	$38	NM
Total used	$1,565	$997	$569	57.1%	$99	47.1%
F&I PRU	$878	$793	$84	10.6%	$56	3.5%
Other:
SG&A expenses	$242.2	$191.2	$51.0	26.7%	$15.2	18.7%
Adjusted SG&A expenses (1)	$241.1	$192.2	$48.9	25.4%	$15.0	17.6%
SG&A as % gross profit	69.0%	77.1%	(8.1)%
Adjusted SG&A as % gross profit (1)	68.7%	77.5%	(8.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,485.2	$1,529.5	$(44.4)	(2.9)%	$5.8	(3.3)%
Used vehicle retail sales	1,041.9	795.8	246.1	30.9%	5.5	30.2%
Used vehicle wholesale sales	82.6	81.9	0.7	0.8%	0.7	—%
Total used	1,124.5	877.7	246.8	28.1%	6.2	27.4%
Parts and service sales	399.5	346.7	52.8	15.2%	1.2	14.9%
F&I, net	137.6	126.2	11.4	9.0%	0.2	8.8%
Total revenues	$3,146.7	$2,880.1	$266.6	9.3%	$13.4	8.8%
Gross profit:
New vehicle retail sales	$172.1	$99.4	$72.7	73.1%	$0.2	72.8%
Used vehicle retail sales	82.5	47.7	34.9	73.1%	0.4	72.2%
Used vehicle wholesale sales	4.3	1.6	2.7	NM	0.1	NM
Total used	86.9	49.3	37.6	76.2%	0.6	75.1%
Parts and service sales	210.6	189.3	21.2	11.2%	0.7	10.9%
F&I, net	137.6	126.2	11.4	9.0%	0.2	8.8%
Total gross profit	$607.1	$464.2	$142.8	30.8%	$1.7	30.4%
Gross margin:
New vehicle retail sales	11.6%	6.5%	5.1%
Used vehicle retail sales	7.9%	6.0%	1.9%
Used vehicle wholesale sales	5.2%	2.0%	3.3%
Total used	7.7%	5.6%	2.1%
Parts and service sales	52.7%	54.6%	(1.9)%
Total gross margin	19.3%	16.1%	3.2%
Units sold:
Retail new vehicles sold	31,441	36,391	(4,950)	(13.6)%
Retail used vehicles sold	34,088	33,361	727	2.2%
Wholesale used vehicles sold	7,487	10,291	(2,804)	(27.2)%
Total used	41,575	43,652	(2,077)	(4.8)%
Average sales price per unit sold:
New vehicle retail	$47,237	$42,031	$5,206	12.4%	$183	11.9%
Used vehicle retail	$30,565	$23,854	$6,710	28.1%	$162	27.5%
Gross profit per unit sold:
New vehicle retail sales	$5,473	$2,732	$2,741	100.3%	$8	100.0%
Used vehicle retail sales	$2,421	$1,429	$992	69.4%	$13	68.5%
Used vehicle wholesale sales	$579	$158	$421	NM	$17	NM
Total used	$2,089	$1,129	$960	85.0%	$14	83.8%
F&I PRU	$2,099	$1,809	$290	16.0%	$4	15.8%
Other:
SG&A expenses	$377.9	$290.2	$87.7	30.2%	$1.2	29.8%
Adjusted SG&A expenses (1)	$371.6	$292.9	$78.6	26.8%	$1.2	26.4%
SG&A as % gross profit	62.3%	62.5%	(0.3)%
Adjusted SG&A as % gross profit (1)	61.2%	63.1%	(1.9)%
Operating margin %	6.7%	5.1%	1.6%
Adjusted operating margin % (1)	6.9%	5.3%	1.6%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$6,249.4	$5,367.7	$881.7	16.4%	$74.1	15.0%
Used vehicle retail sales	4,287.7	3,018.1	1,269.6	42.1%	64.3	39.9%
Used vehicle wholesale sales	355.6	292.0	63.6	21.8%	7.8	19.1%
Total used	4,643.3	3,310.1	1,333.2	40.3%	72.1	38.1%
Parts and service sales	1,531.5	1,334.7	196.8	14.7%	12.9	13.8%
F&I, net	565.1	457.9	107.2	23.4%	3.5	22.7%
Total revenues	$12,989.3	$10,470.4	$2,518.9	24.1%	$163.4	22.5%
Gross profit:
New vehicle retail sales	$583.8	$315.4	$268.4	85.1%	$4.7	83.6%
Used vehicle retail sales	340.9	203.3	137.6	67.7%	4.3	65.6%
Used vehicle wholesale sales	23.9	10.1	13.9	138.0%	0.6	132.4%
Total used	364.8	213.4	151.5	71.0%	4.8	68.7%
Parts and service sales	836.3	724.1	112.2	15.5%	7.8	14.4%
F&I, net	565.1	457.9	107.2	23.4%	3.5	22.7%
Total gross profit	$2,350.1	$1,710.8	$639.2	37.4%	$20.7	36.2%
Gross margin:
New vehicle retail sales	9.3%	5.9%	3.5%
Used vehicle retail sales	8.0%	6.7%	1.2%
Used vehicle wholesale sales	6.7%	3.4%	3.3%
Total used	7.9%	6.4%	1.4%
Parts and service sales	54.6%	54.3%	0.4%
Total gross margin	18.1%	16.3%	1.8%
Units sold:
Retail new vehicles sold	140,113	133,155	6,958	5.2%
Retail used vehicles sold	156,251	135,521	20,730	15.3%
Wholesale used vehicles sold	37,943	39,763	(1,820)	(4.6)%
Total used	194,194	175,284	18,910	10.8%
Average sales price per unit sold:
New vehicle retail	$44,602	$40,312	$4,291	10.6%	$529	9.3%
Used vehicle retail	$27,441	$22,271	$5,171	23.2%	$412	21.4%
Gross profit per unit sold:
New vehicle retail sales	$4,167	$2,369	$1,798	75.9%	$33	74.5%
Used vehicle retail sales	$2,182	$1,500	$682	45.4%	$27	43.6%
Used vehicle wholesale sales	$630	$253	$378	149.4%	$15	143.6%
Total used	$1,879	$1,217	$662	54.4%	$25	52.3%
F&I PRU	$1,907	$1,704	$203	11.9%	$12	11.2%
Other:
SG&A expenses	$1,415.9	$1,123.3	$292.6	26.0%	$14.0	24.8%
Adjusted SG&A expenses (1)	$1,407.1	$1,114.2	$292.8	26.3%	$13.9	25.0%
SG&A as % gross profit	60.2%	65.7%	(5.4)%
Adjusted SG&A as % gross profit (1)	59.9%	65.1%	(5.3)%
Operating margin %	6.6%	4.7%	1.9%
Adjusted operating margin % (1)	6.7%	5.0%	1.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,246.1	$1,309.3	$(63.2)	(4.8)%
Used vehicle retail sales	808.1	620.0	188.1	30.3%
Used vehicle wholesale sales	49.5	46.3	3.2	6.9%
Total used	857.6	666.3	191.3	28.7%
Parts and service sales	346.9	294.4	52.4	17.8%
F&I, net	123.9	114.8	9.2	8.0%
Total revenues	$2,574.5	$2,384.8	$189.7	8.0%
Gross profit:
New vehicle retail sales	$151.7	$87.2	$64.4	73.9%
Used vehicle retail sales	65.1	36.9	28.1	76.2%
Used vehicle wholesale sales	3.3	1.5	1.8	122.4%
Total used	68.4	38.4	30.0	78.0%
Parts and service sales	179.7	159.4	20.3	12.7%
F&I, net	123.9	114.8	9.2	8.0%
Total gross profit	$523.7	$399.8	$123.9	31.0%
Gross margin:
New vehicle retail sales	12.2%	6.7%	5.5%
Used vehicle retail sales	8.1%	6.0%	2.1%
Used vehicle wholesale sales	6.7%	3.2%	3.5%
Total used	8.0%	5.8%	2.2%
Parts and service sales	51.8%	54.1%	(2.3)%
Total gross margin	20.3%	16.8%	3.6%
Units sold:
Retail new vehicles sold	25,621	30,194	(4,573)	(15.1)%
Retail used vehicles sold	27,197	26,539	658	2.5%
Wholesale used vehicles sold	4,587	6,194	(1,607)	(25.9)%
Total used	31,784	32,733	(949)	(2.9)%
Average sales price per unit sold:
New vehicle retail	$48,636	$43,364	$5,273	12.2%
Used vehicle retail	$29,714	$23,361	$6,353	27.2%
Gross profit per unit sold:
New vehicle retail sales	$5,920	$2,889	$3,031	104.9%
Used vehicle retail sales	$2,392	$1,391	$1,001	71.9%
Used vehicle wholesale sales	$727	$242	$485	NM
Total used	$2,152	$1,174	$978	83.3%
F&I PRU	$2,346	$2,023	$324	16.0%
Other:
SG&A expenses	$317.7	$240.2	$77.5	32.3%
Adjusted SG&A expenses (1)	$311.3	$242.9	$68.4	28.2%
SG&A as % gross profit	60.7%	60.1%	0.6%
Adjusted SG&A as % gross profit (1)	59.4%	60.8%	(1.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$5,169.5	$4,351.4	$818.2	18.8%
Used vehicle retail sales	3,274.3	2,316.7	957.6	41.3%
Used vehicle wholesale sales	227.7	166.1	61.6	37.1%
Total used	3,502.0	2,482.8	1,019.3	41.1%
Parts and service sales	1,321.2	1,150.3	170.9	14.9%
F&I, net	510.9	411.8	99.1	24.1%
Total revenues	$10,503.6	$8,396.2	$2,107.5	25.1%
Gross profit:
New vehicle retail sales	$510.7	$268.7	$242.0	90.1%
Used vehicle retail sales	273.0	161.6	111.4	69.0%
Used vehicle wholesale sales	16.5	7.6	8.9	116.6%
Total used	289.4	169.2	120.3	71.1%
Parts and service sales	710.0	619.1	90.9	14.7%
F&I, net	510.9	411.8	99.1	24.1%
Total gross profit	$2,021.0	$1,468.8	$552.3	37.6%
Gross margin:
New vehicle retail sales	9.9%	6.2%	3.7%
Used vehicle retail sales	8.3%	7.0%	1.4%
Used vehicle wholesale sales	7.2%	4.6%	2.7%
Total used	8.3%	6.8%	1.5%
Parts and service sales	53.7%	53.8%	(0.1)%
Total gross margin	19.2%	17.5%	1.7%
Units sold:
Retail new vehicles sold	113,854	103,722	10,132	9.8%
Retail used vehicles sold	122,653	106,809	15,844	14.8%
Wholesale used vehicles sold	24,125	24,251	(126)	(0.5)%
Total used	146,778	131,060	15,718	12.0%
Average sales price per unit sold:
New vehicle retail	$45,405	$41,952	$3,453	8.2%
Used vehicle retail	$26,696	$21,690	$5,006	23.1%
Gross profit per unit sold:
New vehicle retail sales	$4,486	$2,591	$1,895	73.1%
Used vehicle retail sales	$2,225	$1,513	$713	47.1%
Used vehicle wholesale sales	$683	$314	$369	117.8%
Total used	$1,972	$1,291	$681	52.8%
F&I PRU	$2,160	$1,956	$204	10.4%
Other:
SG&A expenses	$1,193.6	$936.0	$257.7	27.5%
Adjusted SG&A expenses (1)	$1,185.4	$928.1	$257.3	27.7%
SG&A as % gross profit	59.1%	63.7%	(4.7)%
Adjusted SG&A as % gross profit (1)	58.7%	63.2%	(4.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$239.0	$220.2	$18.8	8.6%	$5.8	5.9%
Used vehicle retail sales	233.8	175.8	57.9	33.0%	5.5	29.8%
Used vehicle wholesale sales	33.1	35.6	(2.5)	(7.0)%	0.7	(9.0)%
Total used	266.9	211.4	55.4	26.2%	6.2	23.3%
Parts and service sales	52.6	52.3	0.4	0.7%	1.2	(1.6)%
F&I, net	13.6	11.4	2.2	19.3%	0.2	17.3%
Total revenues	$572.2	$495.3	$76.8	15.5%	$13.4	12.8%
Gross profit:
New vehicle retail sales	$20.4	$12.2	$8.2	67.3%	$0.2	65.3%
Used vehicle retail sales	17.5	10.7	6.7	62.7%	0.4	58.6%
Used vehicle wholesale sales	1.0	0.1	0.9	NM	0.1	NM
Total used	18.5	10.9	7.6	70.0%	0.6	64.7%
Parts and service sales	30.8	29.9	0.9	3.1%	0.7	0.8%
F&I, net	13.6	11.4	2.2	19.3%	0.2	17.3%
Total gross profit	$83.4	$64.4	$18.9	29.4%	$1.7	26.8%
Gross margin:
New vehicle retail sales	8.5%	5.5%	3.0%
Used vehicle retail sales	7.5%	6.1%	1.4%
Used vehicle wholesale sales	3.0%	0.4%	2.7%
Total used	6.9%	5.1%	1.8%
Parts and service sales	58.6%	57.2%	1.4%
Total gross margin	14.6%	13.0%	1.6%
Units sold:
Retail new vehicles sold	5,820	6,197	(377)	(6.1)%
Retail used vehicles sold	6,891	6,822	69	1.0%
Wholesale used vehicles sold	2,900	4,097	(1,197)	(29.2)%
Total used	9,791	10,919	(1,128)	(10.3)%
Average sales price per unit sold:
New vehicle retail	$41,074	$35,536	$5,538	15.6%	$988	12.8%
Used vehicle retail	$33,925	$25,775	$8,150	31.6%	$802	28.5%
Gross profit per unit sold:
New vehicle retail sales	$3,509	$1,970	$1,539	78.1%	$42	76.0%
Used vehicle retail sales	$2,535	$1,574	$961	61.1%	$64	57.0%
Used vehicle wholesale sales	$344	$32	$313	NM	$43	NM
Total used	$1,886	$995	$891	89.6%	$58	83.7%
F&I PRU	$1,073	$878	$195	22.2%	$18	20.1%
Other:
SG&A expenses	$60.2	$50.0	$10.2	20.5%	$1.2	18.0%
SG&A as % gross profit	72.2%	77.6%	(5.4)%
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,079.8	$1,016.3	$63.5	6.2%	$74.1	(1.0)%
Used vehicle retail sales	1,013.4	701.5	312.0	44.5%	64.3	35.3%
Used vehicle wholesale sales	127.9	125.9	1.9	1.5%	7.8	(4.7)%
Total used	1,141.3	827.4	313.9	37.9%	72.1	29.2%
Parts and service sales	210.3	184.4	25.9	14.0%	12.9	7.0%
F&I, net	54.3	46.1	8.1	17.6%	3.5	10.0%
Total revenues	$2,485.7	$2,074.3	$411.4	19.8%	$163.4	12.0%
Gross profit:
New vehicle retail sales	$73.1	$46.7	$26.4	56.4%	$4.7	46.4%
Used vehicle retail sales	68.0	41.7	26.2	62.8%	4.3	52.6%
Used vehicle wholesale sales	7.4	2.4	5.0	NM	0.6	NM
Total used	75.4	44.2	31.2	70.6%	4.8	59.7%
Parts and service sales	126.3	105.0	21.3	20.2%	7.8	12.8%
F&I, net	54.3	46.1	8.1	17.6%	3.5	10.0%
Total gross profit	$329.0	$242.1	$86.9	35.9%	$20.7	27.4%
Gross margin:
New vehicle retail sales	6.8%	4.6%	2.2%
Used vehicle retail sales	6.7%	6.0%	0.8%
Used vehicle wholesale sales	5.8%	1.9%	3.9%
Total used	6.6%	5.3%	1.3%
Parts and service sales	60.0%	56.9%	3.1%
Total gross margin	13.2%	11.7%	1.6%
Units sold:
Retail new vehicles sold	26,259	29,433	(3,174)	(10.8)%
Retail used vehicles sold	33,598	28,712	4,886	17.0%
Wholesale used vehicles sold	13,818	15,512	(1,694)	(10.9)%
Total used	47,416	44,224	3,192	7.2%
Average sales price per unit sold:
New vehicle retail	$41,123	$34,530	$6,592	19.1%	$2,823	10.9%
Used vehicle retail	$30,163	$24,431	$5,732	23.5%	$1,914	15.6%
Gross profit per unit sold:
New vehicle retail sales	$2,783	$1,588	$1,196	75.3%	$178	64.1%
Used vehicle retail sales	$2,023	$1,454	$569	39.1%	$127	30.4%
Used vehicle wholesale sales	$539	$158	$381	NM	$40	NM
Total used	$1,590	$999	$591	59.2%	$102	49.0%
F&I PRU	$907	$794	$113	14.2%	$58	6.9%
Other:
SG&A expenses	$222.2	$187.3	$34.9	18.6%	$14.0	11.2%
Adjusted SG&A expenses (1)	$221.7	$186.1	$35.6	19.1%	$13.9	11.6%
SG&A as % gross profit	67.5%	77.4%	(9.8)%
Adjusted SG&A as % gross profit (1)	67.4%	76.9%	(9.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2021
	U.S. GAAP	Loss on interest rate swaps	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$420.9	$—	$3.3	$(9.1)	$0.7	$415.8
Income (loss) from operations	$229.7	$—	$(3.3)	$9.1	$(0.7)	$234.8
Floorplan interest expense	$7.2	$(3.4)	$—	$—	$—	$3.8

Income (loss) before income taxes	$206.5	$3.4	$(3.3)	$9.1	$(0.7)	$215.0
Less: Provision (benefit) for income taxes	43.3	0.7	(0.8)	2.0	(0.2)	45.2
Net income (loss) from continuing operations	163.2	2.6	(2.6)	7.1	(0.5)	169.9
Less: Earnings (loss) allocated to participating securities	5.5	0.1	(0.1)	0.2	—	5.7
Net income (loss) from continuing operations available to diluted common shares	$157.7	$2.5	$(2.5)	$6.8	$(0.5)	$164.1

Diluted earnings (loss) per common share from continuing operations	$9.06	$0.15	$(0.14)	$0.39	$(0.03)	$9.43

Effective tax rate	21.0%					21.0%

SG&A as % gross profit (1)	62.7%					61.9%
Operating margin (2)	6.6%					6.7%
Pretax margin (3)	5.9%					6.2%

Same Store SG&A expenses	$377.9	$—	$2.1	$(9.1)	$0.7	$371.6
Same Store SG&A as % gross profit (1)	62.3%					61.2%

Same Store income (loss) from operations	$210.4	$—	$(2.1)	$9.1	$(0.7)	$216.8
Same Store operating margin (2)	6.7%					6.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(76.1)	$78.0	$1.9
Less: (loss) earnings allocated to participating securities	(2.6)	2.6	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(73.5)	$75.3	$1.8

Net income	$87.1	$84.6	$171.7
Less: earnings allocated to participating securities	2.9	2.9	5.8
Net income available to diluted common shares	$84.2	$81.8	$165.9

Diluted (loss) earnings per common share from discontinued operations	$(4.23)	$4.34	$0.10
Diluted earnings per common share from continuing operations	9.06	0.37	9.43
Diluted earnings per common share	$4.84	$4.70	$9.54
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$290.4	$5.3	$2.7	$—	$298.5
Asset impairments	$13.9	$—	$—	$(13.9)	$—
Income (loss) from operations	$148.1	$(5.3)	$(2.7)	$13.9	$153.9

Income (loss) before income taxes	$126.2	$(5.3)	$(2.7)	$13.9	$132.1
Less: Provision (benefit) for income taxes	27.4	(1.1)	(0.6)	3.3	29.0
Net income (loss) from continuing operations	98.8	(4.2)	(2.1)	10.6	103.1
Less: Earnings (loss) allocated to participating securities	3.5	(0.1)	(0.1)	0.4	3.7
Net income (loss) from continuing operations available to diluted common shares	$95.3	$(4.0)	$(2.1)	$10.2	$99.4

Diluted earnings (loss) per common share from continuing operations	$5.36	$(0.23)	$(0.12)	$0.58	$5.59

Effective tax rate	21.7%				22.0%

SG&A as % gross profit (1)	61.6%				63.4%
Operating margin (2)	5.1%				5.3%
Pretax margin (3)	4.3%				4.5%

Same Store SG&A expenses	$290.2	$—	$2.7	$—	$292.9
Same Store SG&A as % gross profit (1)	62.5%				63.1%

Same Store income (loss) from operations	$146.6	$—	$(2.7)	$9.1	$153.0
Same Store operating margin (2)	5.1%				5.3%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$1.3	$—	$1.3
Less: earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$1.2	$—	$1.2

Net income	$100.1	$4.3	$104.4
Less: earnings allocated to participating securities	3.6	0.2	3.7
Net income available to diluted common shares	$96.5	$4.1	$100.7

Diluted earnings per common share from discontinued operations	$0.07	$—	$0.07
Diluted earnings per common share from continuing operations	5.36	0.23	5.59
Diluted earnings per common share	$5.43	$0.23	$5.66
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Year Ended December 31, 2021
	U.S. GAAP	Loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$1,477.2	$—	$(2.8)	$4.4	$(13.4)	$5.3	$—	$—	$1,470.7
Asset impairments	$1.7	$—	$—	$—	$—	$—	$(1.7)	$—	$—
Income (loss) from operations	$884.4	$—	$2.8	$(4.4)	$13.4	$(5.3)	$1.7	$—	$892.6
Floorplan interest expense	$27.6	$(4.8)	$—	$—	$—	$—	$—	$—	$22.9

Income (loss) before income taxes	$800.9	$4.8	$2.8	$(4.4)	$13.4	$(5.3)	$1.7	$—	$813.9
Less: Provision (benefit) for income taxes	175.5	1.1	0.6	(1.0)	3.0	(1.2)	0.4	1.9	180.3
Net income (loss) from continuing operations	625.4	3.7	2.2	(3.4)	10.5	(4.2)	1.3	(1.9)	633.7
Less: Earnings (loss) allocated to participating securities	21.0	0.1	0.1	(0.1)	0.4	(0.1)	—	(0.1)	21.3
Net income (loss) from continuing operations available to diluted common shares	$604.4	$3.6	$2.1	$(3.3)	$10.1	$(4.0)	$1.3	$(1.8)	$612.4

Diluted earnings (loss) per common share from continuing operations	$34.11	$0.20	$0.12	$(0.19)	$0.57	$(0.23)	$0.07	$(0.10)	$34.55

Effective tax rate	21.9%								22.1%

SG&A as % gross profit (1)	60.5%								60.3%
Operating margin (2)	6.6%								6.6%
Pretax margin (3)	5.9%								6.0%

Same Store SG&A expenses	$1,415.9	$—	$(2.8)	$2.1	$(13.4)	$5.3	$—	$—	$1,407.1
Same Store SG&A as % gross profit (1)	60.2%								59.9%

Same Store income (loss) from operations	$858.0	$—	$2.8	$(2.1)	$13.4	$(5.3)	$1.7	$—	$868.5
Same Store operating margin (2)	6.6%								6.7%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(73.3)	$81.8	$8.5
Less: (loss) earnings allocated to participating securities	(2.5)	2.8	0.3
Net (loss) income from discontinued operations available to diluted common shares	$(70.9)	$79.1	$8.2

Net income	$552.1	$90.0	$642.1
Less: earnings allocated to participating securities	18.5	3.0	21.6
Net income available to diluted common shares	$533.6	$87.0	$620.6

Diluted (loss) earnings per common share from discontinued operations	$(4.00)	$4.47	$0.46
Diluted earnings per common share from continuing operations	34.11	0.45	34.55
Diluted earnings per common share	$30.11	$4.91	$35.02
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and a loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Year Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Legal matters	Out-of-period adjustment	Asset impairments	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$1,138.2	$5.3	$(1.2)	$2.7	$(10.6)	$—	$—	$1,134.5
Asset impairments	$26.7	$—	$—	$—	$—	$(26.7)	$—	$—
Income (loss) from operations	$495.7	$(5.3)	$1.2	$(2.7)	$10.6	$26.7	$—	$526.1
Loss on extinguishment of debt	$13.7	$—	$—	$—	$—	$—	$(13.7)	$—

Income (loss) before income taxes	$380.8	$(5.3)	$1.2	$(2.7)	$10.6	$26.7	$13.7	$424.9
Less: Provision (benefit) for income taxes	84.2	(1.1)	0.2	(0.6)	0.8	5.5	3.0	92.0
Net income (loss) from continuing operations	296.7	(4.2)	1.0	(2.1)	9.7	21.2	10.7	333.0
Less: Earnings (loss) allocated to participating securities	10.6	(0.2)	—	(0.1)	0.3	0.8	0.4	11.9
Net income (loss) from continuing operations available to diluted common shares	$286.0	$(4.0)	$1.0	$(2.1)	$9.4	$20.4	$10.3	$321.0

Diluted earnings (loss) per common share from continuing operations	$16.06	$(0.23)	$0.05	$(0.12)	$0.53	$1.15	$0.58	$18.03

Effective tax rate	22.1%							21.6%

SG&A as % gross profit (1)	65.6%							65.4%
Operating margin (2)	4.7%							5.0%
Pretax margin (3)	3.6%							4.0%

Same Store SG&A expenses	$1,123.3	$—	$(1.2)	$2.7	$(10.6)	$—	$—	$1,114.2
Same Store SG&A as % gross profit (1)	65.7%							65.1%

Same Store income (loss) from operations	$493.8	$—	$1.2	$(2.7)	$10.6	$21.9	$—	$524.7
Same Store operating margin (2)	4.7%							5.0%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(10.2)	$10.8	$0.6
Less: (loss) earnings allocated to participating securities	(0.4)	0.4	—
Net (loss) income from discontinued operations available to diluted common shares	$(9.8)	$10.4	$0.6

Net income	$286.5	$47.1	$333.5
Less: earnings allocated to participating securities	10.3	1.7	12.0
Net income available to diluted common shares	$276.2	$45.4	$321.6

Diluted (loss) earnings per common share from discontinued operations	$(0.55)	$0.58	$0.03
Diluted earnings per common share from continuing operations	16.06	1.97	18.03
Diluted earnings per common share	$15.51	$2.55	$18.06
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and a loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended December 31, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$352.0	$3.3	$(9.1)	$0.7	$346.8
SG&A as % gross profit (1)	60.9%				60.0%

Same Store SG&A expenses	$317.7	$2.1	$(9.1)	$0.7	$311.3
Same Store SG&A as % gross profit (1)	60.7%				59.4%

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$241.0	$3.1	$2.7	$246.9
SG&A as % gross profit (1)	59.5%			61.0%

Same Store SG&A expenses	$240.2	$—	$2.7	$242.9
Same Store SG&A as % gross profit (1)	60.1%			60.8%

	Year Ended December 31, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,234.9	$(2.8)	$5.0	$(12.9)	$5.3	$1,229.6
SG&A as % gross profit (1)	59.1%					58.8%

Same Store SG&A expenses	$1,193.6	$(2.8)	$2.1	$(12.9)	$5.3	$1,185.4
Same Store SG&A as % gross profit (1)	59.1%					58.7%

	Year Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$947.0	$3.1	$2.7	$(10.6)	$942.3
SG&A as % gross profit (1)	63.7%				63.4%

Same Store SG&A expenses	$936.0	$—	$2.7	$(10.6)	$928.1
Same Store SG&A as % gross profit (1)	63.7%				63.2%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$49.4	$2.2	$51.6
SG&A as % gross profit (1)	74.6%		77.9%

Same Store SG&A expenses	$50.0	$—	$50.0
Same Store SG&A as % gross profit (1)	77.6%		77.6%

	Year Ended December 31, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$242.2	$(0.6)	$(0.6)	$241.1
SG&A as % gross profit (1)	69.0%			68.7%

Same Store SG&A expenses	$222.2	$—	$(0.6)	$221.7
Same Store SG&A as % gross profit (1)	67.5%			67.4%

	Year Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Non-GAAP Adjusted
SG&A expenses	$191.2	$2.2	$(1.2)	$192.2
SG&A as % gross profit (1)	77.1%			77.5%

Same Store SG&A expenses	$187.3	$—	$(1.2)	$186.1
Same Store SG&A as % gross profit (1)	77.4%			76.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.